Exhibit 99.1

ALTRIA HOLDS 2017 ANNUAL MEETING OF SHAREHOLDERS;
BOARD OF DIRECTORS DECLARES QUARTERLY DIVIDEND

•	Altria announces Annual Meeting voting results.

•	Altria declares regular quarterly dividend of $0.61 per share.

RICHMOND, Va. -- May 18, 2017 -- Altria Group, Inc. (Altria) (NYSE: MO) held its 2017 Annual Meeting of Shareholders (Annual Meeting) today. Altria’s Chairman, Chief Executive Officer and President, Marty Barrington, summarized Altria’s full-year 2016 and first-quarter 2017 operating and financial results, discussed Altria’s corporate responsibility initiatives and reaffirmed Altria’s guidance for 2017 full-year adjusted diluted earnings per share (EPS). A copy of Mr. Barrington’s prepared remarks and business presentation and a replay of the audio webcast of the Annual Meeting are available on altria.com and via the Altria Investor app.
Voting Results for Altria’s Annual Meeting
At the Annual Meeting, Altria’s shareholders elected to a one-year term each of the 11 nominees for director named in Altria’s proxy statement; ratified the selection of PricewaterhouseCoopers LLP as Altria’s independent registered public accounting firm for the fiscal year ending December 31, 2017; approved, on an advisory basis, the compensation of Altria’s named executive officers; approved, on an advisory basis, that future advisory votes on the compensation of Altria’s named executive officers should be held annually; and defeated one shareholder proposal. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.
2017 Full-Year Guidance
During his remarks, Mr. Barrington reaffirmed Altria’s guidance for 2017 full-year adjusted diluted EPS, which excludes the 2017 special items shown in Schedule 1, to be in a range of $3.26 to $3.32. This range represents a growth rate of 7.5% to 9.5% from an adjusted diluted EPS base of $3.03 in 2016, as shown in
Schedule 1.
Altria’s full-year adjusted diluted EPS guidance excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, for example, loss on early extinguishment of debt, restructuring charges, gain on Anheuser-Busch InBev SA/NV(AB InBev)/SABMiller plc (SABMiller) business combination, AB InBev/SABMiller special items, certain tax items, charges associated with tobacco and health litigation items, and settlements of, and determinations made in connection with, certain

6601 West Broad Street, Richmond, VA 23230

non-participating manufacturer (NPM) adjustment disputes under the Master Settlement Agreement (such settlements and determinations are referred to collectively as NPM Adjustment Items).
Altria’s management cannot estimate on a forward-looking basis the impact of certain income and expense items, including those items noted in the preceding paragraph, on its reported diluted EPS because these items, which could be significant, may be infrequent, are difficult to predict and may be highly variable. As a result, Altria does not provide a corresponding U.S. generally accepted accounting principles (GAAP) measure for, or reconciliation to, its adjusted diluted EPS guidance.
The factors described in the Forward-Looking and Cautionary Statements section of this release represent continuing risks to Altria’s forecast.
Regular Quarterly Dividend
Following the Annual Meeting, Altria’s Board of Directors declared a regular quarterly dividend of $0.61 per share, payable on July 10, 2017, to shareholders of record as of June 15, 2017. The ex-dividend date is June 13, 2017.
Altria’s Profile
Altria’s wholly-owned subsidiaries include Philip Morris USA Inc., USSTC, John Middleton Co., Sherman Group Holdings, LLC, Nu Mark LLC, Ste. Michelle Wine Estates Ltd. and Philip Morris Capital Corporation. Altria holds an equity investment in AB InBev.
The brand portfolios of Altria’s tobacco operating companies include Marlboro®, Black & Mild®, Copenhagen®, Skoal®, MarkTen® and Green Smoke®. Ste. Michelle produces and markets premium wines sold under various labels, including Chateau Ste. Michelle®, Columbia Crest®, 14 Hands® and Stag’s Leap Wine Cellars™, and it imports and markets Antinori®, Champagne Nicolas Feuillatte™, Torres® and Villa Maria Estate™ products in the United States. Trademarks and service marks related to Altria referenced in this release are the property of Altria or its subsidiaries or are used with permission. More information about Altria is available at altria.com and on the Altria Investor app.
Forward-Looking and Cautionary Statements
This press release contains projections of future results and other forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
Important factors that may cause actual results and outcomes to differ materially from those contained in the projections and forward-looking statements included in this press release are described in Altria’s publicly filed reports, including its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the period ended March 31, 2017.
These factors include the following: significant competition; changes in adult consumer preferences and demand for Altria’s operating companies’ products; fluctuations in raw material availability, quality and price; reliance on key facilities and suppliers; reliance on critical information systems, many of which are managed by third-party service providers; fluctuations in levels of customer inventories; the effects of global, national and local economic and market conditions; changes to income tax laws; federal, state and local legislative activity, including actual and potential federal and state excise tax increases; increasing marketing and regulatory restrictions; the effects of price increases related to excise tax increases and concluded tobacco litigation settlements, consumption rates and consumer preferences within price segments; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; privately imposed smoking restrictions; and, from time to time, governmental investigations.
Furthermore, the results of Altria’s tobacco businesses are dependent upon their continued ability to promote brand equity successfully; to anticipate and respond to evolving adult consumer preferences; to develop, manufacture, market and distribute products that appeal to adult tobacco consumers (including, where appropriate, through arrangements with, and investments in, third parties); to improve productivity; and to protect or enhance margins through cost savings and price increases.
Altria and its tobacco businesses are also subject to federal, state and local government regulation, including by the U.S. Food and Drug Administration. Altria and its subsidiaries continue to be subject to litigation, including risks associated with adverse jury and judicial determinations, courts reaching conclusions at variance with the companies’ understanding of applicable law, bonding requirements in the limited number of jurisdictions that do not limit the dollar amount of appeal bonds and certain challenges to bond cap statutes.
In addition, the factors related to Altria’s investment in AB InBev include the following: AB InBev’s inability to achieve the contemplated synergies and value creation from its business combination with SABMiller; that Altria’s equity securities in AB InBev are subject to restrictions on transfer until October 10, 2021; that Altria’s reported earnings from and carrying value of its equity investment in AB InBev may be adversely affected by unfavorable foreign currency exchange rates and other factors, including the risks encountered by AB InBev in its business; the risk that the tax treatment of Altria’s transaction consideration from the AB InBev/SABMiller business combination and the accounting treatment of its equity investment are not guaranteed; and the risk that the tax treatment of the dividends Altria expects to receive from AB InBev may not be as favorable as Altria anticipates.
Altria cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements that it may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Altria or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Source: Altria Group, Inc.

Altria Client Services	Altria Client Services
Investor Relations	Media Relations
804-484-8222	804-484-8897

Schedule 1
ALTRIA GROUP, INC.
and Subsidiaries
Reconciliation of GAAP and non-GAAP Measures
(dollars in millions, except per share data)
(Unaudited)

Reconciliation of Altria’s First Quarter 2017 Adjusted Results

	Earnings before Income Taxes	Provision for Income Taxes	Net Earnings	Net Earnings Attributable to Altria Group, Inc.	Diluted EPS
For the quarter ended March 31, 2017
2017 Reported	$2,091	$689	$1,402	$1,401	$0.72
NPM Adjustment Items	(1)	—	(1)	(1)	—
Tobacco and health litigation items	1	—	1	1	—
AB InBev special items	73	25	48	48	0.03
Asset impairment, exit, implementation and acquisition-related costs	30	11	19	19	0.01
Tax items	—	58	(58)	(58)	(0.03)
2017 Adjusted for Special Items	$2,194	$783	$1,411	$1,410	$0.73

Reconciliation of Altria’s Full Year 2016 Adjusted Results

	Earnings before Income Taxes	Provision for Income Taxes	Net Earnings	Net Earnings Attributable to Altria Group, Inc.	Diluted EPS
For the year ended December 31, 2016
2016 Reported	$21,852	$7,608	$14,244	$14,239	$7.28
NPM Adjustment Items	18	7	11	11	0.01
Tobacco and health litigation items	105	34	71	71	0.04
SABMiller special items	(89)	(32)	(57)	(57)	(0.03)
Loss on early extinguishment of debt	823	282	541	541	0.28
Asset impairment, exit, implementation and acquisition-related costs	206	71	135	135	0.07
Patent litigation settlement	21	8	13	13	0.01
Gain on AB InBev/SABMiller business combination	(13,865)	(4,864)	(9,001)	(9,001)	(4.61)
Tax items	—	30	(30)	(30)	(0.02)
2016 Adjusted for Special Items	$9,071	$3,144	$5,927	$5,922	$3.03

Altria reports its financial results in accordance with GAAP. Altria’s management reviews certain financial results, including diluted EPS, on an adjusted basis, which excludes certain income and expense items, including those items noted under “2017 Full-Year Guidance” above. Altria’s management does not view any of these special items to be part of Altria’s underlying results as they may be highly variable, may be infrequent, are difficult to predict and can distort underlying business trends and results. Altria’s management believes that adjusted financial measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of year-over-year results. Altria’s management uses adjusted financial measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. These adjusted financial measures are not consistent with GAAP and may not be calculated the same as similarly titled measures used by other companies. These adjusted financial measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP.